UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 11, 2013 (May 21, 2013)
(Date of Earliest Event Reported)

PANACHE BEVERAGE, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	000-52670	20-2089854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Fifth Avenue, 3rd Floor
New York, NY 10011
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 480-7479

____________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report of Panache Beverage, Inc. (the “Company”) on Form 8-K, as initially filed with the Securities and Exchange Commission on May 21, 2013 (the “Form 8-K”).  The purpose of this amendment is to (i) file an exhibit which was referenced in the Form 8-K but not filed and (ii) disclose subsequent amendments to the Asset Purchase Agreement referenced in the Form 8-K.   Except for the foregoing, this Amendment No. 1 does not modify or update any other disclosure contained in the Original Filing, and this Amendment No. 1 should be read in connection with the Form 8-K.

Item 1.01 Entry Into a Material Definitive Agreement

On May 21, 2013, Panache Distillery, LLC (“Buyer”) and Douglas Joint Venture, Empire Joint Venture and V-3 Joint Venture, LLC (collectively, the “Sellers”) entered into Amendment No. 2 to the Asset Purchase Agreement, whereby the parties revised the schedule of personal property to be included in the Purchased Assets and revised the provision covering the loss, damage or destruction to Purchased Assets to include assets that were stolen.

On May 30, 2013, Buyer and the Sellers entered into Amendment No. 3 to the Asset Purchase Agreement, whereby the parties revised the schedule of personal property to be included in the Purchased Assets and set forth dates whereby such property would be confirmed by the parties.  In the event such confirmation could not be agreed upon then either party could terminate the Agreement by giving notice to the other no later than June 14, 2013.

On July 3, 2013, Buyer and the Sellers entered into Amendment No. 4 to the Asset Purchase Agreement, whereby the parties extended the date whereby Buyer could terminate the Agreement to July 19, 2013.

Item 9.01 Financial Statements and Exhibits:

Exhibits

No.	Description

10.1	Amendment No. 1 to the Asset Purchase Agreement, date as of May 15, 2013, by and between Douglas Joint Venture, Empire Joint Venture and V-3 Joint Venture, LLC and Panache Distillery, LLC.

10.2	Amendment No. 2 to the Asset Purchase Agreement, date as of May 21, 2013, by and between Douglas Joint Venture, Empire Joint Venture and V-3 Joint Venture, LLC and Panache Distillery, LLC.

10.3	Amendment No. 3 to the Asset Purchase Agreement, date as of May 30, 2013, by and between Douglas Joint Venture, Empire Joint Venture and V-3 Joint Venture, LLC and Panache Distillery, LLC.

10.4	Amendment No. 4 to the Asset Purchase Agreement, date as of May 30, 2013, by and between Douglas Joint Venture, Empire Joint Venture and V-3 Joint Venture, LLC and Panache Distillery, LLC.

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SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANACHE BEVERAGE, INC.

Dated: November 11, 2013	By:	/S/ JAMES DALE
James Dale
Chief Executive Officer

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